SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 30, 2003
                Date of Report (Date of earliest event reported)




                                GERON CORPORATION


             (Exact name of registrant as specified in its charter)

          Delaware                      0-20859                 75-2287752
 (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification Number)


              230 Constitution Drive                             94025
              Menlo Park, California                           (Zip Code)
     (Address of principal executive offices)


                                 (650) 473-7700
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits

    (c)    Exhibits

99.1    Press Release dated April 30, 2003.


Item 9. Regulation FD Disclosure


     Pursuant to Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, Geron Corporation is furnishing this information under Items 9 and 12 of Form 8-K.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On April 30, 2003, Geron Corporation issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GERON CORPORATION



Date:      April 30, 2003          By:     /s/ William D. Stempel
                                           ------------------------------------
                                   Name:   William D. Stempel
                                   Title:  Vice President and General Counsel

                                  EXHIBIT INDEX




       Exhibit
       -------

        99.1            Press Release dated April 30, 2003.